Exhibit 10.4



                                                                EXECUTION COPY

          ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (as amended or supplemented from time to time including pursuant to any Supplement Agreement (as defined below) the "Agreement") made this 30th day of August, 2004, among The Huntington National Bank, a national banking association organized under the laws of the United States of America ("HNB" or the "Servicer"), Morgan Stanley ABS Capital II Inc., a corporation organized under the laws of Delaware (the "Assignee"), and Morgan Stanley Asset Funding Inc., a corporation organized under the laws of Delaware (the "Assignor" or the "Purchaser").

          WHEREAS, the Purchaser and HNB have entered into a certain Flow Purchase and Servicing Agreement dated as of May 31, 2004 (the "Purchase and Servicing Agreement"), pursuant to which HNB (i) sold to the Purchaser certain retail motor vehicle loan and installment sale contracts identified on the receivable schedule attached as Schedule 1 hereto (the "Initial Receivables") in transactions that occurred in June, July and August 2004 and (ii) has agreed to sell to the Purchaser subsequent to the date of this Agreement, a pool of retail automobile and light-duty truck loan and installment sale contracts in a aggregate principal amount of approximately $50,000,000 (the "Subsequent Receivables" collectively with the Initial Receivables the "Receivables"), in each case listed on the receivable schedule attached as an exhibit to the Purchase and Servicing Agreement;

          WHEREAS, pursuant to a Sale and Servicing Agreement, dated as of June 30, 2004 (the "Sale and Servicing Agreement"), among the Assignee, as depositor, Morgan Stanley Auto Loan Trust 2004-HB2, as issuer (the "Issuer"), the Servicer, the Assignor, as seller and Wells Fargo Bank, National Association, as indenture trustee (the "Indenture Trustee"), the Assignee will transfer the Receivables to the Issuer, together with the Assignee's rights in the Purchase and Servicing Agreement;

          NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                   ARTICLE I

                          Assignment and Assumption.

          Section 1.01 Assignment and Assumption of Rights in Respect of Initial Receivables. The Assignor hereby assigns to the Assignee all of its right, title and interest in and to the Initial Receivables and the Purchase and Servicing Agreement and each applicable Assignment, to the extent relating to the Initial Receivables (other than the rights of the Assignor to indemnification and contribution under Sections 10.02 and 10.04 of the Purchase and Servicing Agreement), and all other Conveyed Assets with respect thereto, and the Assignee hereby assumes all of the Assignor's obligations under the Purchase and Servicing Agreement, to the extent relating to the Initial Receivables from and after the date hereof, and HNB hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Purchase and Servicing Agreement from and after the date hereof, to the extent relating to the Initial Receivables.

          Section 1.02 Agreement to Assign and Assume Rights in Respect of Subsequent Receivables. The Assignor and the Assignee agree to enter into an agreement supplemental to this Agreement substantially in the form attached hereto as Exhibit I hereto (a "Supplemental Agreement") with respect to the Subsequent Receivables to be transferred pursuant to the Sale and Servicing Agreement for the purpose of extending the provisions of this Agreement to the Subsequent Receivables.

          Section 1.03 Limitation. Notwithstanding the foregoing Section 1.01 and 1.02, it is understood that the Assignor is not released from liability for any breaches of the representations and warranties made in Section 3.03 of the Purchase and Servicing Agreement, and the Assignee is not undertaking any such liability hereunder.


                                  ARTICLE II

                 Accuracy of Purchase and Servicing Agreement.

          HNB and the Assignor represent and warrant to the Assignee that (a) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Purchase and Servicing Agreement and any amendments, supplements or other modifications thereto, (b) the Purchase and Servicing Agreement is in full force and effect as of the date hereof, (c) the Purchase and Servicing Agreement has not been amended or modified in any respect except as set forth in Exhibit 2 and (d) no notice of termination has been given to the Servicer under the Purchase and Servicing Agreement.


                                  ARTICLE III

                           Recognition of Purchaser.

          Section 3.01 Notation of Initial Receivables. From and after the date hereof the Servicer shall note the transfer of the Initial Receivables to the Assignee in its books and records, shall recognize the Assignee as the owner of the Initial Receivables and shall service the Initial Receivables for the benefit of the Assignee pursuant to the Purchase and Servicing Agreement and the applicable Assignment, the terms of which are incorporated herein by reference.

          Section 3.02 Notation of Subsequent Receivables. From and after the date of any Supplemental Agreement, the Servicer shall note the transfer of the Subsequent Receivables transferred on such date to the Assignee in its books and records, shall recognize the Assignee as the owner of such Subsequent Receivables and shall service such Subsequent Receivables for the benefit of the Assignee pursuant to the Purchase and Servicing Agreement and the applicable Assignment, the terms of which shall be incorporated herein by reference upon the execution of the applicable Supplemental Agreement.

          Section 3.03 Binding Effect. It is the intention of the Assignor, HNB and the Assignee that the Purchase and Servicing Agreement shall be binding upon and inure to the benefit of the Assignee and its permitted successors and assigns.



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

                                  ARTICLE IV

                Representations and Warranties of the Assignee.

          The Assignee hereby represents and warrants to the Assignor, as of the date hereof and as of the date of each Supplemental Agreement, as follows:

          Section 4.01 Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Seller other than those contained in the Purchase and Servicing Agreement or this Agreement.

          Section 4.02 Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder and under the Purchase and Servicing Agreement.

          Section 4.03 Enforceability. The Assignee hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).


                                   ARTICLE V

                Representations and Warranties of the Assignor.

          The Assignor hereby represents and warrants to the Assignee, as of the date hereof and as of the date of each Supplemental Agreement, as follows:

          Section 5.01 Existence. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware with full power and authority to enter into and perform its obligations under the Purchase and Servicing Agreement and this Agreement.

          Section 5.02 Execution, Delivery, Enforceability. This Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

          Section 5.03 No Consent Required. The execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated



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

thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

          Section 5.04 Due Execution and Delivery. The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute (with or without notice or lapse of time or both) a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

          Section 5.05 No Action or Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body
(i) with respect to any of the transactions contemplated by this Agreement or
(ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Agreement.

          Section 5.06 No Assignment of Receivables. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Receivable or any interest or participation therein.

          Section 5.07 No Cancellation etc. of Receivables. The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the collateral securing the Receivable, and the Assignor has not released the collateral securing the Receivable from the lien of the Receivable, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Obligor, in whole or in part, from its obligations with respect to the related Receivable.

          Section 5.08 No Impairment of Receivables. The Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignor's ownership interest in any Receivable since the date on which it acquired such Receivable pursuant to the Purchase and Servicing Agreement.

          It is understood and agreed that the representations and warranties set forth in this Article 5 shall inure to the benefit of the Assignee and its permitted assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its permitted assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Agreement and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Article 6 to repurchase a Receivable constitute the sole remedies available to the Assignee and its permitted assigns on



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

their behalf respecting a breach of the representations and warranties contained in this Article 5. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Article 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Article 5, by the Servicer in the Purchase and Servicing Agreement (or any officer's certificate delivered pursuant thereto).

          It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Article 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.


                                  ARTICLE VI

                          Repurchase of Receivables.

          Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Agreement that materially and adversely affects the value of any Receivable theretofore transferred to the Assignee or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Receivable or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty
(60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Receivable from the Assignee.

          The Assignor hereby irrevocably appoints the Indenture Trustee as its attorney-in-fact to exercise the Assignor's remedies against HNB in the event that HNB, as Seller, breaches any of its representations or warranties made in Section 3.01(b) of the Purchase and Servicing Agreement or any Assignment pursuant thereto.

          Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.


                                  ARTICLE VII

                 Purchase and Servicing Agreement Unimpaired.

          Section 7.01 Full Force and Effect. Except as contemplated hereby, the Purchase and Servicing Agreement and each applicable Assignment thereunder shall remain in full force and effect in accordance with its terms.

          Section 7.02 Certain Amendments. HNB and the Assignor shall have the right to amend, modify or terminate the Purchase and Servicing Agreement without the joinder of the Assignee with respect to retail motor vehicle loan and installment sale contracts not conveyed to



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

the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.


                                 ARTICLE VIII

                                Governing Law.

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK.


                                  ARTICLE IX

                                   Notices.

          Any notices or other communications permitted or required hereunder or under the Purchase and Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (a) in the case of the HNB, The Huntington National Bank, Huntington Center, 41 South High Street, Columbus, OH 43287, Attention: Timothy R. Barber or such address as may hereafter be furnished by the Seller; (b) in the case of the Assignee, Morgan Stanley ABS Capital II Inc., 1585 Broadway, New York, New York 10036, Attention: Jack Kattan, with a copy to Michelle Wilke, or such other address as may hereafter be furnished by the Assignee and (c) in the case of the Assignor, Morgan Stanley Asset Funding Inc., 1585 Broadway, New York, New York 10036, Attention: Michelle Wilke, or such other address as may hereafter be furnished by the Assignor.


                                   ARTICLE X

                                 Counterparts.

          This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.


                                  ARTICLE XI

                                 Definitions.

          Any capitalized term used but not defined in this Agreement has the same meaning as in the Purchase and Servicing Agreement.



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

                                  ARTICLE XII

                             Absolute Assignment.

          It is the intention of the Assignor and Assignee that this Agreement shall evidence a sale of the Receivables and other related property from the Assignor to the Assignee (for non-tax purposes), as of the date hereof, in the case of the Initial Receivables, and as of the date of the related Supplemental Agreement, in the case of the Subsequent Receivables, and that such Conveyed Assets shall not be treated as property of the Assignor as debtor-in-possession or by a bankruptcy trustee in any insolvency, bankruptcy or other similar proceeding in respect of the Assignor under any Applicable Law. Further, it is not the intent of the parties hereto that any such assignment be deemed a grant by the Assignor to the Assignee of a mere security interest (for non-tax purposes) in any of the Conveyed Assets in order to secure a debt or other obligation of the Assignor. However, in the event and to the extent that, notwithstanding the intent of the parties hereto, the transfer and assignment contemplated hereby is held not to be a true or absolute sale (for non-tax purposes), this Agreement shall constitute a security agreement under Applicable Law, and, in such event, the Assignor shall be deemed to have granted, and the Assignor hereby grants, as of the date hereof, in the case of the Initial Receivables, and as of the date of the related Supplemental Agreement, in the case of the Subsequent Receivables, to the Assignee a first priority security interest in all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, for the benefit of the Assignee and its assignees as security for the Assignor's obligations hereunder and the Assignor consents to the pledge of the foregoing Conveyed Assets to the Indenture Trustee under the Indenture entered into by the Trust and the Indenture Trustee.


                                 ARTICLE XIII

                      Addition as Subsequent Receivables.

          This Agreement shall be deemed to be amended and restated to reflect the terms of each Supplemental Agreement entered into in accordance with the second Paragraph of Section 1.01 and Schedule 1 attached hereto shall be deemed to include all Subsequent Receivables identified in Annex A of any such Supplemental Agreement.



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

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                            MORGAN STANLEY ABS CAPITAL II INC.



                                            By:   /s/ Jack Kattan
                                               -------------------------------
                                               Name:   Jack Kattan
                                               Title:  Vice President



                                            MORGAN STANLEY ASSET FUNDING INC.



                                            By:   /s/ J. Douglas Van Ness
                                               -------------------------------
                                               Name:   J. Douglas Van Ness
                                               Title:  Vice President



                                            Acknowledged by:

                                            THE HUNTINGTON NATIONAL BANK



                                            By:   /s/ Timothy R. Barber
                                               -------------------------------
                                               Name:   Timothy R. Barber
                                               Title:  Senior Vice President



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

                                                                     EXHIBIT I


                        FORM OF SUPPLEMENTAL AGREEMENT


          This Supplemental Agreement, dated [______], is made with respect to the ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated August 30, 2004 (the "AAR Agreement"), among The Huntington National Bank, a national banking association organized under the laws of the United States of America ("HNB" or the "Servicer"), Morgan Stanley ABS Capital II Inc., a corporation organized under the laws of Delaware (the "Assignee"), and Morgan Stanley Asset Funding Inc., a corporation organized under the laws of Delaware (the "Assignor" or the "Purchaser") . Terms used and not defined herein have the respective meaning as defined in this AAR Agreement.

          The Assignor herby assigns to the Assignee all of its right, title and interest in and to the Subsequent Receivables listed in Annex A attached hereto and the Purchase and Servicing Agreement and the related Assignment, to the extent relating to such Subsequent Receivables (other than the rights of the Assignor to indemnification and contribution under Sections 10.02 and
10.04 of the Purchase and Servicing Agreement), and all other Conveyed Assets with respect thereto, and the Assignee hereby assumes all of the Assignor's obligations under the Purchase and Servicing Agreement to the extent relating to such Subsequent Receivables from and after the date hereof. HNB hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Purchase and Servicing Agreement from and after the date hereof, to the extent relating to such Subsequent Receivables.

          The AAR Agreement is hereby deemed to be amended, modified and supplemented by this Supplemental Agreement such that such Subsequent Receivables and all associated rights and obligations with respect thereto are considered to be covered by the AAR Agreement as fully as if such Additional Subsequent Receivables had originally been identified in Schedule 1 attached thereto

          IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement as of the day and year first above written.



                                        [Signatures appear on next page]



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

                                       MORGAN STANLEY ABS CAPITAL II INC.



                                       By:_________________________
                                          Name:
                                          Title:



                                       MORGAN STANLEY ASSET FUNDING INC.



                                       By:_________________________
                                          Name:
                                          Title:



                                       Acknowledged by:

                                       THE HUNTINGTON NATIONAL BANK



                                       By:_________________________
                                          Name:
                                          Title:



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